UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2022

BIOMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37863	95-2645573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17571 Von Karman Ave. Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 645-2111

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.08	BMRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01              Regulation FD Disclosure.

On February 8, 2022, Biomerica, Inc. (the “Company”) issued a press release regarding the results from the endpoint clinical trial of its InFoods® IBS Treatment for patients with Irritable Bowel Syndrome.  The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided under this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Item 8.01              Other Events.

On February 8, 2022, the Company issued a press release regarding the results from the endpoint clinical trial of its InFoods® IBS Treatment for patients with Irritable Bowel Syndrome.

The InFoods® IBS endpoint trial was run at several medical institutions including Mayo Clinic, Beth Israel Deaconess Medical Center Inc., a Harvard Medical School Teaching Hospital, Houston Methodist Hospital and the University of Michigan. Multiple endpoints demonstrated statistically significant improvements, indicating that the elimination of specific foods may meaningfully reduce the symptoms of IBS in all subtypes (the clinical study included patients with IBS-Constipation, IBS-Diarrhea & IBS-Mixed).  The greatest clinical improvements were seen in patients diagnosed with IBS-Mixed and IBS-Constipation.  The Company plans to meet with the FDA to review these results and finalize a pivotal trial for FDA clearance. Highlights of select topline results from the InFoods® IBS endpoint trial were:

  P-value of 0.007 for improvement in the Subject Global Assessment of Relief (SGA) endpoint for all patient subtypes as a group (baseline vs 8 weeks)
  P-value of 0.040 for improvement in the Global Improvement Scale (GIS) endpoint for all patient subtypes as a group (baseline vs 8 weeks)
  P-value of 0.012 for improvement in the Abdominal Pain Intensity (IBS-API) endpoint for IBS-Mixed & IBS-Constipation patients as a group (baseline vs 8 weeks)
  P-value of 0.022 for improvement in the Bloating endpoint for IBS-Mixed & IBS-Constipation patients as a group (baseline vs 8 weeks)

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits.

Number	Description

99.1	Press Release of Biomerica, Inc., issued February 8, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMERICA, INC.

Date: February 10, 2022	By:	/s/ Zackary S. Irani
Zackary S. Irani Chief Executive Officer

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